                                                                     EXHIBIT 2.1



                      AGREEMENT AND PLAN OF REORGANIZATION
           RELATING TO THE CAPITALIZATION OF ACME COMMUNICATIONS, INC.



               This AGREEMENT AND PLAN OF REORGANIZATION RELATING TO THE CAPITALIZATION OF ACME COMMUNICATIONS, INC. (this "AGREEMENT") is entered into as of September __, 1999 by and among the parties listed on the signature pages hereof (the "PARTIES"). Capitalized terms used in this Agreement without definition have the meanings given to them in Section I of this Agreement, the Unitholders Agreement, the TV Holdings LLC Agreement, the Intermediate LLC Agreement, the Holdings IV LLC Agreement or the Subsidiary Holdings LLC Agreement, as applicable.

                                 R E C I T A L S

               A. The Debenture Holders own debentures that are convertible into Investor Units of TV Holdings.

               B. TV Holdings owns 100% of the Membership Units of Subsidiary Holdings.

               C. TV Holdings owns 100% of the Common Units of Holdings IV.

               D. TV Holdings owns 834,874.9 Membership Units of Intermediate.

               E. Subsidiary Holdings owns 4,477.1 Membership Units of Intermediate.

               F. The Minority Intermediate Unitholders collectively own 53,502 Membership Units of Intermediate.

               G. The Convertible Security Holders own securities in Holdings IV that are convertible into 18,132 Membership Units of Intermediate.

               H. TV Holdings owns 100% of the common stock of the Company.

               I. The Company owns 100% of the membership units of Merger LLC.

               J. The Company wishes to engage in an underwritten initial public offering of shares of common stock (the "IPO") in order to raise approximately $100 million.

               K. To effectuate the IPO, the parties desire to implement the plan of reorganization and capitalization of the Company (the "REORGANIZATION") described below by executing this Agreement on a date certain after pricing and before closing the IPO.

               NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

I. DEFINITIONS. The following terms have the following respective meanings when used in this Agreement:

               "ALTA INC." means Alta Acme, Inc., a Delaware corporation.

               "ALTA SDP" means Alta Subordinated Debt Partners III, L.P., a Delaware limited partnership.

               "ALTA SS" means Alta-Comm S by S, LLC, a Delaware limited liability company.

               "ALTA VI" means Alta Communications VI, L.P. a Delaware limited partnership.

               "BANCBOSTON" means BancBoston Ventures, Inc., a Massachusetts corporation.

               "BLOCKER CORPORATION" means each of Alta Inc., CEA Inc. and LINC.

               "CEA" means CEA Capital Partners USA, L.P., a Delaware limited partnership.

               "CEA CI" means CEA Capital Partners USA CI, L.P., a Cayman Islands limited partnership.

               "CEA INC." means CEA Acme, Inc., a Delaware corporation.

               "COMPANY" means ACME Communications, Inc., a Delaware corporation.

               "CONVERTIBLE SECURITY HOLDER" means each of TCW and LINC.

               "DEBENTURE HOLDER" means each of Alta VI, Alta SDP, Alta SS, BancBoston, CEA, CEA CI and TCW.

               "HOLDINGS IV" means ACME Subsidiary Holdings IV, LLC, a Delaware limited liability company.

               "HOLDINGS IV LLC AGREEMENT" means the Limited Liability Company Agreement of Holdings IV made as of September 30, 1997.

               "INTERMEDIATE" means ACME Intermediate Holdings, LLC, a Delaware limited liability company.

               "INTERMEDIATE INDENTURE" means the Indenture dated as of September 30, 1997 among Intermediate and ACME Intermediate Finance, Inc., a Delaware corporation, as issuers, and Wilmington Trust Company, a Delaware banking corporation, as trustee.

               "INTERMEDIATE LLC AGREEMENT" means the Second Amended and Restated Limited Liability Company Agreement of Intermediate made as of April 23, 1999.

               "INVESTMENT AND LOAN AGREEMENT" means that certain Amended and Restated Investment and Loan Agreement dated as of September 30, 1997 by and among TV Holdings, Jamie Kellner, Douglas Gealy, Thomas Allen, CEA, CEA Inc., Alta VI, Alta SDP, Alta SS, Alta Inc., BancBoston, LINC, TCW SHOPII and TCW.

               "LINC" means LINC ACME Corporation, a California corporation.

               "MINORITY INTERMEDIATE UNITHOLDER" means each of TCW, American High Income Trust, a Massuchesetts limited partnership, American Variable High Yield Bond, a Massachusetts limited partnership, The Lincoln National Life Insurance Company, an Indiana corporation, Continental Casualty Company, an Illinois insurance company, The Canyon Value Realization Fund (Cayman) Ltd., a Cayman corporation, The Value Realization Fund, L.P., a Delaware limited partnership, and Post Total Return Fund L.P., a California limited partnership.

               "MERGER LLC" means ACME Communications Merger Subsidiary, LLC, a Delaware limited liability company.

               "SUBSIDIARY HOLDINGS" means ACME Subsidiary Holdings, LLC, a Delaware limited liability company.

               "SUBSIDIARY HOLDINGS LLC AGREEMENT" means the Limited Liability Company Agreement of Subsidiary Holdings made as of September 24, 1997.

               "TCW" means TCW Leveraged Income Trust, L.P., a Delaware limited partnership.

               "TCW SHOPII" means TCW Shared Opportunity Fund L.P., a Delaware limited partnership.

               "TV HOLDINGS" means ACME Television Holdings, LLC, a Delaware limited liability company.

               "TV HOLDINGS LLC AGREEMENT" means the Limited Liability Company Agreement of TV Holdings made as of June 17, 1997, as amended on September 30, 1997.

               "TV INDENTURE" means the Indenture dated as of September 30, 1997 among ACME Television, LLC, a Delaware limited liability company and ACME Finance Corporation, a Delaware corporation, as issuers, those ACME subsidiaries a party thereto as guarantors and Wilmington Trust Company, a Delaware banking corporation, as trustee.

               "UNITHOLDERS AGREEMENT" means that certain Membership Unitholders Agreement dated as of September 30, 1997 among TV Holdings, Intermediate, and CIBC Wood Gundy Securities Corp.

II. REORGANIZATION. Immediately before the closing of the IPO, the Parties will cause the following transactions to occur in the order set forth below:

        A.     EQUITY EXCHANGE WITH DEBENTURE HOLDERS.

               1. The Company will consummate consensual exchanges with the Debenture Holders by issuing shares of the Company's common stock in exchange for the respective convertible debentures made by TV Holdings in favor of each Debenture Holder. For the purpose of such exchanges, and in accordance with Section 1.2(c) of the Investment and Loan Agreement, the value of the convertible debentures will be based on the principal amount of, plus accrued interest on, such convertible debentures. Such debentures will be cancelled after the exchange.

               2. As a result of the exchanges described in this Section A, the Debenture Holders will receive the respective number of shares of the Company's common stock set forth opposite their names in "Column 1" on SCHEDULE 1 attached hereto, with any appropriate adjustments necessary if the IPO offering price to the public falls between the $.50 incremental projected offering prices set forth on Schedule 1 (the "ADJUSTMENT").

               3. The equity exchanges described in this Section A will be consummated pursuant to Exchange Agreements substantially in the form of EXHIBIT A.

        B. EQUITY EXCHANGE WITH MINORITY INTERMEDIATE UNITHOLDERS AND WITH CONVERTIBLE SECURITY HOLDERS.

               1. The Company will consummate consensual exchanges with the Minority Intermediate Unitholders and with the Convertible Security Holders by issuing shares of the Company's common stock in exchange for the REGISTRABLE MEMBERSHIP UNITS (as that term is defined in the Unitholders Agreement) owned or that may be acquired by the Minority Intermediate Unitholders and the Convertible Security Holders. The Registrable Membership Units include: (i) the Membership Units of Intermediate owned by the Minority Intermediate Unitholders; (ii) the 6.5% convertible debenture made by Holdings IV in favor of TCW; and (iii) the Convertible Preferred Units of Holdings IV owned by LINC. The debenture and the Convertible Preferred Units of Holdings IV will be cancelled after the exchange.

               2. As a result of the equity exchanges described in this Section B, the Minority Intermediate Unitholders and the Convertible Security Holders will receive the respective number of shares of the Company's common stock set forth opposite their names in "Column 2" on SCHEDULE 1, subject to any Adjustment.

               3. The equity exchanges described in this Section B will be consummated pursuant to Exchange Agreements substantially in the forms of EXHIBITS B AND C.

        C.     REVERSE TRIANGULAR MERGER

               1. In accordance with Delaware General Corporation Law, the Company will acquire all of the Membership Units of TV Holdings (the "ACQUIRED UNITS") by causing Merger LLC to merge with and into TV Holdings (the "REVERSE MERGER"). 2. As a result of the Reverse Merger, and in exchange for the Acquired Units, the holders of the Acquired Units will be issued the shares of the Company's common stock set forth opposite their names in "Column 3" on Schedule 1, subject to any Adjustment. Further, in the Reverse Merger, and pursuant to the Reverse Merger Agreement, TV Holdings agrees the 100 shares of the Company that TV Holdings owns before the Reverse Merger will be cancelled without additional consideration paid therefor.

               3. The Reverse Merger will be consummated pursuant to a Merger Agreement (the "REVERSE MERGER AGREEMENT") substantially in the form of EXHIBIT D.

        D. DISSOLUTION OF SUBSIDIARY HOLDINGS. In accordance with Delaware General Corporation Law, Subsidiary Holdings will dissolve and will distribute its ownership in Intermediate to TV Holdings.

        E. DISSOLUTION OF HOLDINGS IV. In accordance with Delaware General Corporation Law, Holdings IV will dissolve and will distribute its ownership in Intermediate to TV Holdings.

        F. LIQUIDATION. As soon as practicable following the transactions discussed above, each Blocker Corporation will liquidate and distribute to their respective shareholders each of their shares of the Company's common stock received in the transactions discussed above.

        G. PLEDGE AGREEMENTS. Immediately before the closing of the IPO, those certain pledge agreements, each dated June 17, 1997, made by each of Jamie Kellner, Thomas Allen and Doug Gealy in favor of certain members of TV Holdings will be terminated and all liens created thereby will be released.

        H. INITIAL PUBLIC OFFERING OF SHARES OF THE COMPANY'S COMMON STOCK. The Company will offer to the public in an underwritten initial public offering approximately 5,000,000 of its newly issued shares of common stock (i.e. in addition to the shares of common stock owned by the Company's pre-IPO shareholders) as determined by the Company's board of directors.

III.    INTEGRATED PLAN.

        A. SECTION 351 OF THE INTERNAL REVENUE CODE. The parties agree that the transactions described in Section II above are intended to constitute interdependent components of a single integrated plan for the capitalization of the Company under Section 351 of the Internal Revenue Code.

        B. REORGANIZATIONS UNDER SECTION 368(a)(1)(C) OF THE INTERNAL REVENUE CODE. The parties agree that the exchanges and liquidations engaged in by each of the Blocker Corporations as described in Section II above are also intended to constitute reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code.

        C. TRANSACTION DOCUMENTS. The documents substantially in the forms of EXHIBITS A - D are collectively defined as the "TRANSACTION DOCUMENTS," and each as a "TRANSACTION DOCUMENT."

        D. NO FRACTIONAL SHARES. No fractional shares of the Company's common stock will be issued in connection with any of the transactions described in Section II. Instead, each person entitled to a fractional share of the Company's common stock will be entitled to receive a cash payment representing the value of such fraction, which will be calculated by multiplying such fraction by the initial price that a share of common stock is offered to the public.

        E. TERMINATION. This Agreement and all of the Transaction Documents will each terminate (the "TERMINATION") and be of no further force and effect on the earliest to occur of (i) withdrawal of the registration statement relating to the IPO, (ii) termination of the underwriting agreement relating to the IPO, or (iii) October 31, 1999.

IV.     MISCELLANEOUS.

        A. ENTIRE AGREEMENT; SHARE REPRESENTATION. The express provisions of this Agreement and the Transaction Documents, and the documents delivered in connection with any thereof, constitute the entire agreement among the parties and their affiliates, and supersede (i) all other agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter hereof and thereof, and (ii) so long as no provisions of either the TV Indenture or the Intermediate Indenture are violated, any and all rights of any of the Parties (including any registration rights) under any and all operative agreements of any of the Parties including, but not limited to, the TV Holdings LLC Agreement, the Subsidiary Holdings LLC Agreement, the Holdings IV LLC Agreement, the Intermediate LLC Agreement, the Unitholders Agreement and the Investment and Loan Agreement; provided, however, that the provisions of Section 10 (Indemnification) of the Investment and Loan Agreement will remain in full force and effect following the execution of this Agreement and consummation of the Reorganization notwithstanding anything herein to the contrary. Provided there is no Termination, Schedule 1 will represent the pre-IPO interests of the Parties in the common stock of the Company and the agreed value among the Parties of the membership interests and securities being exchanged therefor, notwithstanding any provisions of any prior agreements to the contrary. No implied agreements will be deemed to exist with respect to such subject matter. All references to sections, subsections and schedules will be deemed references to such part of this Agreement, unless the context otherwise requires.

        B. ASSIGNMENTS. Neither this Agreement nor any rights or obligations hereunder may be assigned or delegated by any of the parties, in whole or in part, whether voluntarily, by operation of law or otherwise. Subject to the foregoing, all of the terms and provisions hereof will be binding upon, and inure to the benefit of, the permitted successors and assigns of the parties. Nothing contained herein, express or implied, is intended to confer on any person other than the parties or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        C. INVALIDITY. If any provision of this Agreement is too broad to permit enforcement to its full extent, such provision will nevertheless be enforced to the maximum extent permitted by law, and each party agrees that such provisions may be judicially modified accordingly in any proceeding brought to enforce this Agreement. If any portion of this Agreement is held to be indefinite, invalid or otherwise entirely unenforceable, the entire Agreement will not fail on account thereof. The balance of this Agreement will continue in full force and effect.

        D. AMENDMENTS AND WAIVERS. No modification, amendment, termination or waiver of any provision of this Agreement, nor consent to any departure therefrom, will be effective unless the same is in writing and signed by the parties, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given. Neither any course of dealing nor any failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder will impair any such power, right or privilege or operate as a waiver thereof or as a waiver or acquiescence in any default, nor will any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. No notice to or demand on any of the parties in any case will entitle such party to any other or further notice or demand in the same, similar or other circumstances.

        E. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become effective when one or more counterparts have been signed by each party and delivered to each party.

        F. FURTHER ACTIONS. Subject to the terms and conditions of this Agreement, each of the parties agrees to use its best efforts to take, or cause to be taken, all action necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, unless the Company determines not to go forward with the IPO.

        G. SPECIFIC PERFORMANCE. Unless the Company determines not to go forward with the IPO, the Parties acknowledge that each party would suffer irreparable injury and would not have an adequate remedy at law for money damages if the provisions of this Agreement were not performed in accordance with their terms. Each party agrees that the others will be entitled to specific enforcement of the terms of this Agreement in addition to any other remedy to which they are entitled, at law or in equity. Furthermore, if any action or proceeding is instituted to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives the claim or defense therein that there is an adequate remedy at law, and agrees not to urge in any such action or proceeding the claim or defense that such remedy at law exists.

        H. SECTION AND OTHER HEADINGS. Section titles are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text.

        I. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

        J. JURISDICTION AND VENUE. The parties consent to the jurisdiction of all federal and state courts in Delaware. Non-exclusive venue will lie exclusively in Wilmington County, Delaware.

        K. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, but not limited to, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

        L. REPRESENTATION AND WARRANTIES

               1. ACCREDITED INVESTOR. Each of the Parties to this Agreement represents and warrants that it is an "Accredited Investor," as that term is defined in Rule 501 of Regulation D of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "ACT") (a copy of which definition is included on EXHIBIT E).

               2. AUTHORITY. All corporate, partnership or limited liability company action, as applicable, has been taken on the part of each Party necessary for the authorization, execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of each Party, enforceable against such Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights. Such Party has all requisite power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.






                     [Rest of Page Intentionally Left Blank]

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                        ACME COMMUNICATIONS, INC.


                                        By: ____________________________________
                                        Name: Thomas Allen
                                        Title: Chief Financial Officer


                                        ACME TELEVISION HOLDINGS, LLC


                                        By: ____________________________________
                                        Name: Thomas Allen
                                        Title: Chief Financial Officer


                                        ACME COMMUNICATIONS MERGER SUBSIDIARY,
                                        LLC

                                        By: ____________________________________
                                        Name: Thomas Allen
                                        Title: Chief Financial Officer


                                        ACME SUBSIDIARY HOLDINGS, LLC

                                        By: ____________________________________
                                        Name: Thomas Allen
                                        Title: Chief Financial Officer


                                        ACME SUBSIDIARY HOLDINGS IV, LLC

                                        By: ____________________________________
                                        Name: Thomas Allen
                                        Title: Chief Financial Officer

                                        THOMAS ALLEN


                                        ___________________________________


                                        DOUGLAS GEALY


                                        ___________________________________



                                        JAMIE KELLNER


                                        ___________________________________



                                        MICHAEL ROBERTS



                                        ___________________________________



                                        STEVEN ROBERTS



                                        ___________________________________



                                        THOMAS J. EMBRESCIA



                                        ___________________________________

                                    1994 EMBRESCIA FAMILY TRUST F/B/O MATTHEW
                                    EMBRESCIA, KEY TRUST COMPANY OF OHIO, N.A.,
                                    TRUSTEE


                                    By: ______________________________
                                    Name:
                                    Title:


                                    1994 EMBRESCIA FAMILY TRUST F/B/O Megan
                                    EMBRESCIA, KEY TRUST COMPANY OF OHIO, N.A.,
                                    TRUSTEE


                                    By: ______________________________
                                    Name:
                                    Title:


                                    1994 EMBRESCIA FAMILY TRUST F/B/O AMANDA
                                    EMBRESCIA, KEY TRUST COMPANY OF OHIO, N.A.,
                                    TRUSTEE


                                    By: ______________________________
                                    Name:
                                    Title:


                                    JONATHAN PINCH & LINDA PINCH


                                    __________________________________

                                    __________________________________


                                    LARRY S. BLUM LIVING TRUST



                                    By: ______________________________
                                    Name:
                                    Title: Trustee

                                    BANCBOSTON VENTURES INC


                                    By: ______________________________
                                    Name: Lars. A. Swanson
                                    Title: Vice President

                                    c/o BancBoston Capital
                                    175 Federal Street
                                    Boston, MA 02110
                                    Attn: Sanford Anstey
                                    Tel: (617) 434-2509
                                    Fax: (617) 434-1153


                                    ALTA COMMUNICATIONS VI, L.P.

                                    By: Alta Communications VI
                                        Management Partners, L.P.,
                                        its general partner


                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title: General Partner


                                    ALTA-COMM S BY S, LLC


                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title: Member

                                    c/o   Alta Communications
                                    One Post Office Square
                                    Suite 3800
                                    Boston, MA  02109
                                    Attn: Brian W. McNeill
                                    Tel:  (617) 482-8020
                                    Fax:  (617) 482-1944

                                    ALTA SUBORDINATED DEBT PARTNERS III, L.P.

                                    By:  Alta Subordinated Debt Management III,
                                         L.P., its general partner


                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title: General Partner


                                    ALTA ACME, INC.


                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title:



                                    CEA CAPITAL PARTNERS USA, L.P.,

                                    By: CEA Management Corp.,
                                        its authorized representative


                                    By: ______________________________
                                    Name: James J. Collis
                                    Title: Executive Vice President

                                    c/o CEA Capital Partners
                                    17 State Street, 35th Floor
                                    New York, NY 10004
                                    Attn: James Collis
                                    Tel: (212) 425-1400
                                    Fax: (212) 425-1420

                                    CEA CAPITAL PARTNERS USA CI L.P.,
                                    a Cayman Islands limited partnership

                                    By: CEA Management Corp.,
                                    its authorized representative


                                    By: ______________________________
                                    Name: James J. Collis
                                    Title: Executive Vice President


                                    CEA ACME, INC.


                                    By: ______________________________
                                    Name:
                                    Title:




                                    LINC ACME CORPORATION

                                    By: ______________________________
                                    Name:
                                    Title:


                                    POST TOTAL RETURN FUND, L.P.


                                    By: ______________________________
                                    Name:
                                    Title:


                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                    By: ______________________________
                                    Name:
                                    Title:

                                    THE CANYON VALUE REALIZATION FUND
                                    (Cayman) LTD., a Cayman Corporation


                                    By:  ______________________________
                                    Name:
                                    Title:


                                    THE VALUE REALIZATION FUND, L.P.,
                                    a Delaware limited partnership

                                    By:  Canpartners Investments III, L.P.,
                                         a California limited partnership
                                    Its: General Partner

                                        By: Canyon Capital Advisors LLC, a
                                            Delaware limited liability company
                                        Its: General Partner

                                        By: ______________________________
                                        Name:
                                        Title:


                                    PEREGRINE CAPITAL, INC.

                                    By: ______________________________
                                    Name:
                                    Title:


                                    CONTINENTAL CASUALTY COMPANY

                                    By: ______________________________
                                    Name:
                                    Title:


                                    AMERICAN HIGH-INCOME TRUST

                                    By: Capital Research & Management Company
                                        as Investment Advisor

                                    By: ______________________________
                                    Name:

                                    Title:


                                    AMERICAN VARIABLE INSURANCE SERIES-
                                    HIGH-YIELD BOND

                                    By: Capital Research & Management Company
                                        as Investment Advisor

                                    By: ______________________________
                                    Name:
                                    Title:


                                    ACME CAPITAL PARTNERS


                                    By: ______________________________
                                    Name: William K. Lisecky
                                    Title: Executive Vice President

                                    TCW LEVERAGED INCOME TRUST, L.P.

                                    By: TCW Investment Management Company
                                        as investment advisor

                                    By: ______________________________
                                    Name:
                                    Title:

                                    By: ______________________________
                                    Name:
                                    Title:


                                    TCW SHARED OPPORTUNITY FUND II, L.P.

                                    By: TCW Investment Management Company
                                        as investment advisor


                                    By: ______________________________
                                    Name:
                                    Title:


                                    By: ______________________________
                                    Name:
                                    Title:

                                                                     EXHIBIT 2.2


                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,230,824                                       22,214             1,253,038
Alta Subordinated Debt Partners III, L.P.          419,613                                        7,573               427,186
Alta-Comm S by S, LLC                               28,016                                          505                28,521
BancBoston Ventures, Inc.                          177,384                                    1,545,251             1,722,635
American High-Income Trust                                                153,990               128,222               282,212
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                64,113               141,114
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,282,842                                       23,152             1,305,994
CEA Capital Partners USA, CI, L.P.                 395,611                                        7,140               402,751
TCW Shared Opportunity Fund II, L.P.                                       77,956               438,077               516,033
Continental Casualty Company                                              219,435               704,262               923,697
The Lincoln National Life Insurance Company                               115,489                96,162               211,651
Post Total Return Fund, L.P.                                               11,556                 9,622                21,178
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    837,102                233,868                22,495             1,093,465
Peregrine Holdings, Inc.                                                                        788,033               788,033
Michael V. Roberts                                                                              523,471               523,471
Steven C. Roberts                                                                               523,471               523,471
Thomas J. Embrescia                                                                             134,903               134,903
- --------------------------------------------------------------------------------------------------------------------------------



                                 SCHEDULE 1 - 1

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
1994 Embrescia Family Trust F/B/O Matthew                                                        72,805                72,805
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          72,805                72,805
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         72,805                72,805
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     53,533                53,533
Larry S. Blum Living Trust                                                                       21,413                21,413
Jamie Kellner                                                                                   365,631               365,631
Doug Gealy                                                                                      258,395               258,395
Thomas D. Allen                                                                                 255,642               255,642
ACME Capital Partners                                                                           214,129               214,129
The Canyon Value Realization Fund                                          25,989                21,635                47,624
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 7,211                15,865
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,371,392                923,938             6,454,670            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                  SCHEDULE 1 - 2

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,222,287                                       22,154             1,244,441
Alta Subordinated Debt Partners III, L.P.          416,703                                        7,552               424,255
Alta-Comm S by S, LLC                               27,822                                          504                28,326
BancBoston Ventures, Inc.                          176,140                                    1,534,323             1,710,463
American High-Income Trust                                                153,990               127,332               281,322
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                63,669               140,670
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,273,945                                       23,089             1,297,034
CEA Capital Partners USA, CI, L.P.                 392,867                                        7,121               399,988
TCW Shared Opportunity Fund II, L.P.                                       77,956               435,071               513,027
Continental Casualty Company                                              219,435               699,375               918,810
The Lincoln National Life Insurance Company                               115,489                95,495               210,984
Post Total Return Fund, L.P.                                               11,556                 9,555                21,111
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    831,470                233,868                22,441             1,087,779
Peregrine Holdings, Inc.                                                                        782,315               782,315
Michael V. Roberts                                                                              520,018               520,018
Steven C. Roberts                                                                               520,018               520,018
- --------------------------------------------------------------------------------------------------------------------------------



                                 SCHEDULE 1 - 3

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             134,078               134,078
1994 Embrescia Family Trust F/B/O Matthew                                                        72,359                72,359
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          72,359                72,359
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         72,359                72,359
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     53,205                53,205
Larry S. Blum Living Trust                                                                       21,282                21,282
Jamie Kellner                                                                                   392,550               392,550
Doug Gealy                                                                                      278,580               278,580
Thomas D. Allen                                                                                 275,826               275,826
ACME Capital Partners                                                                           213,552               213,552
The Canyon Value Realization Fund (Cayman)                                 25,989                21,485                47,474
Ltd. (Canyon Partners)
The Value Realization Fund,                                                 8,654                 7,161                15,815
L.P. (Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,341,234                923,938             6,484,828            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                  SCHEDULE 1 - 4

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,213,027                                       22,072             1,235,099
Alta Subordinated Debt Partners III, L.P.          413,546                                        7,524               421,070
Alta-Comm S by S, LLC                               27,611                                          502                28,113
BancBoston Ventures, Inc.                          174,793                                    1,522,510             1,697,303
American High-Income Trust                                                153,990               126,367               280,357
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                63,186               140,187
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,264,293                                       23,003             1,287,296
CEA Capital Partners USA, CI, L.P.                 389,891                                        7,095               396,986
TCW Shared Opportunity Fund II, L.P.                                       77,956               431,805               509,761
Continental Casualty Company                                              219,435               694,075               913,510
The Lincoln National Life Insurance Company                               115,489                94,771               210,260
Post Total Return Fund, L.P.                                               11,556                 9,483                21,039
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    825,328                233,868                22,363             1,081,559
Peregrine Holdings, Inc.                                                                        776,160               776,160
Michael V. Roberts                                                                              516,239               516,239
Steven C. Roberts                                                                               516,239               516,239
- --------------------------------------------------------------------------------------------------------------------------------



                                  SCHEDULE 1 - 5

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             133,161               133,161
1994 Embrescia Family Trust F/B/O Matthew                                                        71,865                71,865
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          71,865                71,865
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         71,865                71,865
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     52,842                52,842
Larry S. Blum Living Trust                                                                       21,136                21,136
Jamie Kellner                                                                                   421,857               421,857
Doug Gealy                                                                                      300,577               300,577
Thomas D. Allen                                                                                 297,826               297,826
ACME Capital Partners                                                                           212,756               212,756
The Canyon Value Realization Fund                                          25,989                21,322                47,311
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 7,107                15,761
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,308,489                923,938             6,517,573            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                 SCHEDULE 1 - 6

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,203,572                                       21,978             1,225,550
Alta Subordinated Debt Partners III, L.P.          410,323                                        7,492               417,815
Alta-Comm S by S, LLC                               27,396                                          500                27,896
BancBoston Ventures, Inc.                          173,419                                    1,510,469             1,683,888
American High-Income Trust                                                153,990               125,382               279,372
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                62,693               139,694
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,254,439                                       22,906             1,277,345
CEA Capital Partners USA, CI, L.P.                 386,852                                        7,064               393,916
TCW Shared Opportunity Fund II, L.P.                                       77,956               428,466               506,422
Continental Casualty Company                                              219,435               688,663               908,098
The Lincoln National Life Insurance Company                               115,489                94,032               209,521
Post Total Return Fund, L.P.                                               11,556                 9,409                20,965
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    819,040                233,868                22,274             1,075,182
Peregrine Holdings, Inc.                                                                        769,900               769,900
Michael V. Roberts                                                                              512,364               512,364
Steven C. Roberts                                                                               512,364               512,364
- --------------------------------------------------------------------------------------------------------------------------------



                                 SCHEDULE 1 - 7

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             132,215               132,215
1994 Embrescia Family Trust F/B/O Matthew                                                        71,354                71,354
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          71,354                71,354
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         71,354                71,354
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     52,466                52,466
Larry S. Blum Living Trust                                                                       20,986                20,986
Jamie Kellner                                                                                   451,838               451,838
Doug Gealy                                                                                      323,091               323,091
Thomas D. Allen                                                                                 320,345               320,345
ACME Capital Partners                                                                           211,855               211,855
The Canyon Value Realization Fund                                          25,989                21,156                47,145
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 7,051                15,705
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,275,041                923,938             6,551,021            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                 SCHEDULE 1 - 8

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,194,674                                       21,890             1,216,564
Alta Subordinated Debt Partners III, L.P.          407,289                                        7,462               414,751
Alta-Comm S by S, LLC                               27,193                                          498                27,691
BancBoston Ventures, Inc.                          172,126                                    1,499,136             1,671,262
American High-Income Trust                                                153,990               124,455               278,445
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                62,230               139,231
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,245,165                                       22,814             1,267,979
CEA Capital Partners USA, CI, L.P.                 383,992                                        7,036               391,028
TCW Shared Opportunity Fund II, L.P.                                       77,956               425,324               503,280
Continental Casualty Company                                              219,435               683,570               903,005
The Lincoln National Life Insurance Company                               115,489                93,337               208,826
Post Total Return Fund, L.P.                                               11,556                 9,340                20,896
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    813,122                233,868                22,190             1,069,180
Peregrine Holdings, Inc.                                                                        764,009               764,009
Michael V. Roberts                                                                              508,717               508,717
Steven C. Roberts                                                                               508,717               508,717
- --------------------------------------------------------------------------------------------------------------------------------



                                 SCHEDULE 1 - 9

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.00)



- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             131,325               131,325
1994 Embrescia Family Trust F/B/O Matthew                                                        70,874                70,874
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          70,874                70,874
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         70,874                70,874
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     52,113                52,113
Larry S. Blum Living Trust                                                                       20,845                20,845
Jamie Kellner                                                                                   480,052               480,052
Doug Gealy                                                                                      344,278               344,278
Thomas D. Allen                                                                                 341,536               341,536
ACME Capital Partners                                                                           211,007               211,007
The Canyon Value Realization Fund                                          25,989                20,999                46,988
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,999                15,653
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,243,561                923,938             6,582,501            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 10

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.50)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,186,284                                       21,807             1,208,091
Alta Subordinated Debt Partners III, L.P.          404,429                                        7,434               411,863
Alta-Comm S by S, LLC                               27,002                                          496                27,498
BancBoston Ventures, Inc.                          170,906                                    1,488,451             1,659,357
American High-Income Trust                                                153,990               123,580               277,570
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                61,793               138,794
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,236,420                                       22,727             1,259,147
CEA Capital Partners USA, CI, L.P.                 381,295                                        7,010               388,305
TCW Shared Opportunity Fund II, L.P.                                       77,956               422,362               500,318
Continental Casualty Company                                              219,435               678,768               898,203
The Lincoln National Life Insurance Company                               115,489                92,681               208,170
Post Total Return Fund, L.P.                                               11,556                 9,274                20,830
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    807,542                233,868                22,110             1,063,520
Peregrine Holdings, Inc.                                                                        758,454               758,454
Michael V. Roberts                                                                              505,278               505,278
Steven C. Roberts                                                                               505,278               505,278
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 11

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.50)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             130,486               130,486
1994 Embrescia Family Trust F/B/O Matthew                                                        70,421                70,421
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          70,421                70,421
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         70,421                70,421
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     51,780                51,780
Larry S. Blum Living Trust                                                                       20,712                20,712
Jamie Kellner                                                                                   506,656               506,656
Doug Gealy                                                                                      364,256               364,256
Thomas D. Allen                                                                                 361,519               361,519
ACME Capital Partners                                                                           210,207               210,207
The Canyon Value Realization Fund                                          25,989                20,852                46,841
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,950                15,604
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,213,878                923,938             6,612,184            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 12

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,178,361                                       21,728             1,200,089
Alta Subordinated Debt Partners III, L.P.          401,727                                        7,408               409,135
Alta-Comm S by S, LLC                               26,822                                          494                27,316
BancBoston Ventures, Inc.                          169,755                                    1,478,360             1,648,115
American High-Income Trust                                                153,990               122,755               276,745
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                61,380               138,381
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,228,162                                       22,646             1,250,808
CEA Capital Partners USA, CI, L.P.                 378,749                                        6,984               385,733
TCW Shared Opportunity Fund II, L.P.                                       77,956               419,564               497,520
Continental Casualty Company                                              219,435               674,233               893,668
The Lincoln National Life Insurance Company                               115,489                92,062               207,551
Post Total Return Fund, L.P.                                               11,556                 9,212                20,768
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    802,273                233,868                22,036             1,058,177
Peregrine Holdings, Inc.                                                                        753,208               753,208
Michael V. Roberts                                                                              502,030               502,030
Steven C. Roberts                                                                               502,030               502,030
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 13

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             129,693               129,693
1994 Embrescia Family Trust F/B/O Matthew                                                        69,993                69,993
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          69,993                69,993
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         69,993                69,993
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     51,465                51,465
Larry S. Blum Living Trust                                                                       20,586                20,586
Jamie Kellner                                                                                   531,780               531,780
Doug Gealy                                                                                      383,123               383,123
Thomas D. Allen                                                                                 380,390               380,390
ACME Capital Partners                                                                           209,451               209,451
The Canyon Value Realization Fund                                          25,989                20,712                46,701
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,904                15,558
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,185,849                923,938             6,640,213            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 14

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,170,865                                       21,654             1,192,519
Alta Subordinated Debt Partners III, L.P.          399,172                                        7,383               406,555
Alta-Comm S by S, LLC                               26,651                                          492                27,143
BancBoston Ventures, Inc.                          168,666                                    1,468,814             1,637,480
American High-Income Trust                                                153,990               121,974               275,964
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                60,989               137,990
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,220,350                                       22,569             1,242,919
CEA Capital Partners USA, CI, L.P.                 376,339                                        6,960               383,299
TCW Shared Opportunity Fund II, L.P.                                       77,956               416,917               494,873
Continental Casualty Company                                              219,435               669,943               889,378
The Lincoln National Life Insurance Company                               115,489                91,476               206,965
Post Total Return Fund, L.P.                                               11,556                 9,153                20,709
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    797,288                233,868                21,965             1,053,121
Peregrine Holdings, Inc.                                                                        748,245               748,245
Michael V. Roberts                                                                              498,958               498,958
Steven C. Roberts                                                                               498,958               498,958
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 15

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             128,943               128,943
1994 Embrescia Family Trust F/B/O Matthew                                                        69,588                69,588
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          69,588                69,588
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         69,588                69,588
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     51,167                51,167
Larry S. Blum Living Trust                                                                       20,467                20,467
Jamie Kellner                                                                                   555,549               555,549
Doug Gealy                                                                                      400,971               400,971
Thomas D. Allen                                                                                 398,242               398,242
ACME Capital Partners                                                                           208,737               208,737
The Canyon Value Realization Fund                                          25,989                20,581                46,570
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,860                15,514
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,159,331                923,938             6,666,731            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 16

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,163,764                                       21,584             1,185,348
Alta Subordinated Debt Partners III, L.P.          396,751                                        7,358               404,109
Alta-Comm S by S, LLC                               26,490                                          491                26,981
BancBoston Ventures, Inc.                          167,634                                    1,459,770             1,627,404
American High-Income Trust                                                153,990               121,234               275,224
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                60,619               137,620
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,212,949                                       22,495             1,235,444
CEA Capital Partners USA, CI, L.P.                 374,057                                        6,938               380,995
TCW Shared Opportunity Fund II, L.P.                                       77,956               414,410               492,366
Continental Casualty Company                                              219,435               665,878               885,313
The Lincoln National Life Insurance Company                               115,489                90,921               206,410
Post Total Return Fund, L.P.                                               11,556                 9,098                20,654
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    792,565                233,868                21,898             1,048,331
Peregrine Holdings, Inc.                                                                        743,544               743,544
Michael V. Roberts                                                                              496,047               496,047
Steven C. Roberts                                                                               496,047               496,047
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 17

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             128,232               128,232
1994 Embrescia Family Trust F/B/O Matthew                                                        69,205                69,205
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          69,205                69,205
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         69,205                69,205
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,886                50,886
Larry S. Blum Living Trust                                                                       20,354                20,354
Jamie Kellner                                                                                   578,065               578,065
Doug Gealy                                                                                      417,880               417,880
Thomas D. Allen                                                                                 415,154               415,154
ACME Capital Partners                                                                           208,060               208,060
The Canyon Value Realization Fund                                          25,989                20,456                46,445
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,818                15,472
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,134,210                923,938             6,691,852            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 18

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.50)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,157,027                                       21,517             1,178,544
Alta Subordinated Debt Partners III, L.P.          394,454                                        7,336               401,790
Alta-Comm S by S, LLC                               26,336                                          489                26,825
BancBoston Ventures, Inc.                          166,655                                    1,451,190             1,617,845
American High-Income Trust                                                153,990               120,532               274,522
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                60,268               137,269
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,205,927                                       22,426             1,228,353
CEA Capital Partners USA, CI, L.P.                 371,892                                        6,916               378,808
TCW Shared Opportunity Fund II, L.P.                                       77,956               412,032               489,988
Continental Casualty Company                                              219,435               662,022               881,457
The Lincoln National Life Insurance Company                               115,489                90,395               205,884
Post Total Return Fund, L.P.                                               11,556                 9,045                20,601
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    788,085                233,868                21,834             1,043,787
Peregrine Holdings, Inc.                                                                        739,084               739,084
Michael V. Roberts                                                                              493,286               493,286
Steven C. Roberts                                                                               493,286               493,286
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 19

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.50)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             127,558               127,558
1994 Embrescia Family Trust F/B/O Matthew                                                        68,841                68,841
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          68,841                68,841
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         68,841                68,841
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,618                50,618
Larry S. Blum Living Trust                                                                       20,247                20,247
Jamie Kellner                                                                                   599,427               599,427
Doug Gealy                                                                                      433,922               433,922
Thomas D. Allen                                                                                 431,199               431,199
ACME Capital Partners                                                                           207,418               207,418
The Canyon Value Realization Fund                                          25,989                20,337                46,326
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,779                15,433
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,110,376                923,938             6,715,686            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 20

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,150,628                                       21,454             1,172,082
Alta Subordinated Debt Partners III, L.P.          392,273                                        7,314               399,587
Alta-Comm S by S, LLC                               26,191                                          488                26,679
BancBoston Ventures, Inc.                          165,725                                    1,443,040             1,608,765
American High-Income Trust                                                153,990               119,865               273,855
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                59,935               136,936
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,199,257                                       22,360             1,221,617
CEA Capital Partners USA, CI, L.P.                 369,835                                        6,896               376,731
TCW Shared Opportunity Fund II, L.P.                                       77,956               409,772               487,728
Continental Casualty Company                                              219,435               658,359               877,794
The Lincoln National Life Insurance Company                               115,489                89,895               205,384
Post Total Return Fund, L.P.                                               11,556                 8,995                20,551
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    783,828                233,868                21,774             1,039,470
Peregrine Holdings, Inc.                                                                        734,846               734,846
Michael V. Roberts                                                                              490,663               490,663
Steven C. Roberts                                                                               490,663               490,663
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 21

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             126,918               126,918
1994 Embrescia Family Trust F/B/O Matthew                                                        68,495                68,495
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          68,495                68,495
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         68,495                68,495
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,364                50,364
Larry S. Blum Living Trust                                                                       20,145                20,145
Jamie Kellner                                                                                   619,719               619,719
Doug Gealy                                                                                      449,160               449,160
Thomas D. Allen                                                                                 446,441               446,441
ACME Capital Partners                                                                           206,808               206,808
The Canyon Value Realization Fund                                          25,989                20,225                46,214
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,741                15,395
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,087,737                923,938             6,738,325            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 22

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,144,540                                       21,394             1,165,934
Alta Subordinated Debt Partners III, L.P.          390,197                                        7,294               397,491
Alta-Comm S by S, LLC                               26,052                                          486                26,538
BancBoston Ventures, Inc.                          164,840                                    1,435,287             1,600,127
American High-Income Trust                                                153,990               119,230               273,220
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                59,617               136,618
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,192,912                                       22,297             1,215,209
CEA Capital Partners USA, CI, L.P.                 367,878                                        6,877               374,755
TCW Shared Opportunity Fund II, L.P.                                       77,956               407,622               485,578
Continental Casualty Company                                              219,435               654,875               874,310
The Lincoln National Life Insurance Company                               115,489                89,419               204,908
Post Total Return Fund, L.P.                                               11,556                 8,947                20,503
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    779,780                233,868                21,716             1,035,364
Peregrine Holdings, Inc.                                                                        730,816               730,816
Michael V. Roberts                                                                              488,168               488,168
Steven C. Roberts                                                                               488,168               488,168
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 23

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             126,309               126,309
1994 Embrescia Family Trust F/B/O Matthew                                                        68,166                68,166
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          68,166                68,166
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         68,166                68,166
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,122                50,122
Larry S. Blum Living Trust                                                                       20,049                20,049
Jamie Kellner                                                                                   639,024               639,024
Doug Gealy                                                                                      463,657               463,657
Thomas D. Allen                                                                                 460,941               460,941
ACME Capital Partners                                                                           206,227               206,227
The Canyon Value Realization Fund                                          25,989                20,118                46,107
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,705                15,359
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,066,199                923,938             6,759,863            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 24

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,136,874                                       21,297             1,158,171
Alta Subordinated Debt Partners III, L.P.          387,584                                        7,261               394,845
Alta-Comm S by S, LLC                               25,878                                          484                26,362
BancBoston Ventures, Inc.                          163,729                                    1,425,570             1,589,299
American High-Income Trust                                                153,990               118,431               272,421
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                59,218               136,219
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,184,922                                       22,196             1,207,118
CEA Capital Partners USA, CI, L.P.                 365,414                                        6,846               372,260
TCW Shared Opportunity Fund II, L.P.                                       77,956               404,908               482,864
Continental Casualty Company                                              219,435               650,487               869,922
The Lincoln National Life Insurance Company                               115,489                88,820               204,309
Post Total Return Fund, L.P.                                               11,556                 8,887                20,443
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    774,643                233,868                21,621             1,030,132
Peregrine Holdings, Inc.                                                                        725,796               725,796
Michael V. Roberts                                                                              484,986               484,986
Steven C. Roberts                                                                               484,986               484,986
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 25

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             125,517               125,517
1994 Embrescia Family Trust F/B/O Matthew                                                        67,739                67,739
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          67,739                67,739
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         67,739                67,739
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     49,808                49,808
Larry S. Blum Living Trust                                                                       19,923                19,923
Jamie Kellner                                                                                   663,461               663,461
Doug Gealy                                                                                      482,033               482,033
Thomas D. Allen                                                                                 479,326               479,326
ACME Capital Partners                                                                           205,295               205,295
The Canyon Value Realization Fund                                          25,989                19,983                45,972
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,661                15,315
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,039,044                923,938             6,787,018            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 26

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,128,359                                       21,180             1,149,539
Alta Subordinated Debt Partners III, L.P.          384,681                                        7,220               391,901
Alta-Comm S by S, LLC                               25,684                                          482                26,166
BancBoston Ventures, Inc.                          162,496                                    1,414,799             1,577,295
American High-Income Trust                                                153,990               117,544               271,534
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                58,774               135,775
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,176,047                                       22,074             1,198,121
CEA Capital Partners USA, CI, L.P.                 362,677                                        6,808               369,485
TCW Shared Opportunity Fund II, L.P.                                       77,956               401,890               479,846
Continental Casualty Company                                              219,435               645,614               865,049
The Lincoln National Life Insurance Company                               115,489                88,154               203,643
Post Total Return Fund, L.P.                                               11,556                 8,821                20,377
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    768,918                233,868                21,505             1,024,291
Peregrine Holdings, Inc.                                                                        720,248               720,248
Michael V. Roberts                                                                              481,433               481,433
Steven C. Roberts                                                                               481,433               481,433
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 27

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             124,626               124,626
1994 Embrescia Family Trust F/B/O Matthew                                                        67,258                67,258
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          67,258                67,258
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         67,258                67,258
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     49,455                49,455
Larry S. Blum Living Trust                                                                       19,782                19,782
Jamie Kellner                                                                                   690,668               690,668
Doug Gealy                                                                                      502,503               502,503
Thomas D. Allen                                                                                 499,808               499,808
ACME Capital Partners                                                                           204,161               204,161
The Canyon Value Realization Fund                                          25,989                19,833                45,822
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,611                15,265
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,008,862                923,938             6,817,200            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 28

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,120,231                                       21,068             1,141,299
Alta Subordinated Debt Partners III, L.P.          381,910                                        7,182               389,092
Alta-Comm S by S, LLC                               25,499                                          479                25,978
BancBoston Ventures, Inc.                          161,320                                    1,404,519             1,565,839
American High-Income Trust                                                153,990               116,697               270,687
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                58,351               135,352
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,167,575                                       21,957             1,189,532
CEA Capital Partners USA, CI, L.P.                 360,064                                        6,772               366,836
TCW Shared Opportunity Fund II, L.P.                                       77,956               399,009               476,965
Continental Casualty Company                                              219,435               640,963               860,398
The Lincoln National Life Insurance Company                               115,489                87,519               203,008
Post Total Return Fund, L.P.                                               11,556                 8,757                20,313
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    763,453                233,868                21,394             1,018,715
Peregrine Holdings, Inc.                                                                        714,952               714,952
Michael V. Roberts                                                                              478,041               478,041
Steven C. Roberts                                                                               478,041               478,041
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 29

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.00)


- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             123,776               123,776
1994 Embrescia Family Trust F/B/O Matthew                                                        66,799                66,799
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          66,799                66,799
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         66,799                66,799
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     49,117                49,117
Larry S. Blum Living Trust                                                                       19,646                19,646
Jamie Kellner                                                                                   716,639               716,639
Doug Gealy                                                                                      522,043               522,043
Thomas D. Allen                                                                                 519,359               519,359
ACME Capital Partners                                                                           203,079               203,079
The Canyon Value Realization Fund                                          25,989                19,690                45,679
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,563                15,217
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,980,052                923,938             6,846,010            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 30

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,112,464                                       20,960             1,133,424
Alta Subordinated Debt Partners III, L.P.          379,262                                        7,145               386,407
Alta-Comm S by S, LLC                               25,322                                          477                25,799
BancBoston Ventures, Inc.                          160,196                                    1,394,694             1,554,890
American High-Income Trust                                                153,990               115,888               269,878
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                57,946               134,947
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,159,480                                       21,845             1,181,325
CEA Capital Partners USA, CI, L.P.                 357,568                                        6,737               364,305
TCW Shared Opportunity Fund II, L.P.                                       77,956               396,256               474,212
Continental Casualty Company                                              219,435               636,518               855,953
The Lincoln National Life Insurance Company                               115,489                86,912               202,401
Post Total Return Fund, L.P.                                               11,556                 8,697                20,253
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    758,232                233,868                21,287             1,013,387
Peregrine Holdings, Inc.                                                                        709,891               709,891
Michael V. Roberts                                                                              474,800               474,800
Steven C. Roberts                                                                               474,800               474,800
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 31

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             122,963               122,963
1994 Embrescia Family Trust F/B/O Matthew                                                        66,361                66,361
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          66,361                66,361
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         66,361                66,361
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     48,794                48,794
Larry S. Blum Living Trust                                                                       19,517                19,517
Jamie Kellner                                                                                   741,455               741,455
Doug Gealy                                                                                      540,716               540,716
Thomas D. Allen                                                                                 538,041               538,041
ACME Capital Partners                                                                           202,045               202,045
The Canyon Value Realization Fund                                          25,989                19,554                45,543
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,517                15,171
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,952,524                923,938             6,873,538            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 32

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,105,035                                       20,858             1,125,893
Alta Subordinated Debt Partners III, L.P.          376,729                                        7,111               383,840
Alta-Comm S by S, LLC                               25,153                                          474                25,627
BancBoston Ventures, Inc.                          159,120                                    1,385,298             1,544,418
American High-Income Trust                                                153,990               115,114               269,104
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                57,559               134,560
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,151,737                                       21,738             1,173,475
CEA Capital Partners USA, CI, L.P.                 355,180                                        6,705               361,885
TCW Shared Opportunity Fund II, L.P.                                       77,956               393,622               471,578
Continental Casualty Company                                              219,435               632,266               851,701
The Lincoln National Life Insurance Company                               115,489                86,332               201,821
Post Total Return Fund, L.P.                                               11,556                 8,639                20,195
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    753,237                233,868                21,186             1,008,291
Peregrine Holdings, Inc.                                                                        705,050               705,050
Michael V. Roberts                                                                              471,700               471,700
Steven C. Roberts                                                                               471,700               471,700
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 33

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             122,185               122,185
1994 Embrescia Family Trust F/B/O Matthew                                                        65,941                65,941
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          65,941                65,941
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         65,941                65,941
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     48,486                48,486
Larry S. Blum Living Trust                                                                       19,394                19,394
Jamie Kellner                                                                                   765,191               765,191
Doug Gealy                                                                                      558,576               558,576
Thomas D. Allen                                                                                 555,911               555,911
ACME Capital Partners                                                                           201,056               201,056
The Canyon Value Realization Fund                                          25,989                19,423                45,412
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,474                15,128
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,926,191                923,938             6,899,871            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 34

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,097,922                                       20,760             1,118,682
Alta Subordinated Debt Partners III, L.P.          374,304                                        7,077               381,381
Alta-Comm S by S, LLC                               24,991                                          472                25,463
BancBoston Ventures, Inc.                          158,091                                    1,376,301             1,534,392
American High-Income Trust                                                153,990               114,373               268,363
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                57,189               134,190
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,144,323                                       21,636             1,165,959
CEA Capital Partners USA, CI, L.P.                 352,894                                        6,673               359,567
TCW Shared Opportunity Fund II, L.P.                                       77,956               391,101               469,057
Continental Casualty Company                                              219,435               628,195               847,630
The Lincoln National Life Insurance Company                               115,489                85,776               201,265
Post Total Return Fund, L.P.                                               11,556                 8,583                20,139
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    748,455                233,868                21,088             1,003,411
Peregrine Holdings, Inc.                                                                        700,415               700,415
Michael V. Roberts                                                                              468,731               468,731
Steven C. Roberts                                                                               468,731               468,731
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 35

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             121,441               121,441
1994 Embrescia Family Trust F/B/O Matthew                                                        65,539                65,539
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          65,539                65,539
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         65,539                65,539
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     48,191                48,191
Larry S. Blum Living Trust                                                                       19,276                19,276
Jamie Kellner                                                                                   787,918               787,918
Doug Gealy                                                                                      575,677               575,677
Thomas D. Allen                                                                                 573,022               573,022
ACME Capital Partners                                                                           200,109               200,109
The Canyon Value Realization Fund                                          25,989                19,298                45,287
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,432                15,086
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,900,980                923,938             6,925,082            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 36

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,091,105                                       20,665             1,111,770
Alta Subordinated Debt Partners III, L.P.          371,980                                        7,045               379,025
Alta-Comm S by S, LLC                               24,836                                          470                25,306
BancBoston Ventures, Inc.                          157,104                                    1,367,678             1,524,782
American High-Income Trust                                                153,990               113,663               267,653
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                56,833               133,834
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,137,219                                       21,537             1,158,756
CEA Capital Partners USA, CI, L.P.                 350,703                                        6,643               357,346
TCW Shared Opportunity Fund II, L.P.                                       77,956               388,685               466,641
Continental Casualty Company                                              219,435               624,294               843,729
The Lincoln National Life Insurance Company                               115,489                85,243               200,732
Post Total Return Fund, L.P.                                               11,556                 8,530                20,086
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    743,872                233,868                20,995               998,735
Peregrine Holdings, Inc.                                                                        695,974               695,974
Michael V. Roberts                                                                              465,887               465,887
Steven C. Roberts                                                                               465,887               465,887
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 37

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             120,728               120,728
1994 Embrescia Family Trust F/B/O Matthew                                                        65,154                65,154
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          65,154                65,154
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         65,154                65,154
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     47,907                47,907
Larry S. Blum Living Trust                                                                       19,163                19,163
Jamie Kellner                                                                                   809,699               809,699
Doug Gealy                                                                                      592,065               592,065
Thomas D. Allen                                                                                 589,419               589,419
ACME Capital Partners                                                                           199,201               199,201
The Canyon Value Realization Fund                                          25,989                19,178                45,167
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,392                15,046
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,876,819                923,938             6,949,243            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 38

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,084,567                                       20,575             1,105,142
Alta Subordinated Debt Partners III, L.P.          369,751                                        7,014               376,765
Alta-Comm S by S, LLC                               24,687                                          468                25,155
BancBoston Ventures, Inc.                          156,158                                    1,359,408             1,515,566
American High-Income Trust                                                153,990               112,981               266,971
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                56,493               133,494
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,130,404                                       21,443             1,151,847
CEA Capital Partners USA, CI, L.P.                 348,601                                        6,614               355,215
TCW Shared Opportunity Fund II, L.P.                                       77,956               386,368               464,324
Continental Casualty Company                                              219,435               620,553               839,988
The Lincoln National Life Insurance Company                               115,489                84,732               200,221
Post Total Return Fund, L.P.                                               11,556                 8,478                20,034
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    739,476                233,868                20,905               994,249
Peregrine Holdings, Inc.                                                                        691,713               691,713
Michael V. Roberts                                                                              463,158               463,158
Steven C. Roberts                                                                               463,158               463,158
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 39

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.50)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             120,043               120,043
1994 Embrescia Family Trust F/B/O Matthew                                                        64,785                64,785
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          64,785                64,785
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         64,785                64,785
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     47,636                47,636
Larry S. Blum Living Trust                                                                       19,054                19,054
Jamie Kellner                                                                                   830,590               830,590
Doug Gealy                                                                                      607,784               607,784
Thomas D. Allen                                                                                 605,147               605,147
ACME Capital Partners                                                                           198,331               198,331
The Canyon Value Realization Fund                                          25,989                19,063                45,052
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,354                15,008
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,853,644                923,938             6,972,418            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 40

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $25.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,078,290                                       20,488             1,098,778
Alta Subordinated Debt Partners III, L.P.          367,611                                        6,985               374,596
Alta-Comm S by S, LLC                               24,544                                          466                25,010
BancBoston Ventures, Inc.                          155,249                                    1,351,469             1,506,718
American High-Income Trust                                                153,990               112,327               266,317
(Capital Research & Management Co)
American Variable Insurance Series -                                       77,001                56,166               133,167
High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,123,862                                       21,353             1,145,215
CEA Capital Partners USA, CI, L.P.                 346,584                                        6,586               353,170
TCW Shared Opportunity Fund II, L.P.                                       77,956               384,142               462,098
Continental Casualty Company                                              219,435               616,960               836,395
The Lincoln National Life Insurance Company                               115,489                84,242               199,731
Post Total Return Fund, L.P.                                               11,556                 8,429                19,985
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    735,256                233,868                20,819               989,943
Peregrine Holdings, Inc.                                                                        687,623               687,623
Michael V. Roberts                                                                              460,539               460,539
Steven C. Roberts                                                                               460,539               460,539
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 41

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $25.00)

- --------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1                COLUMN 2               COLUMN 3        TOTAL SHARES OF
- -----------                                       --------                --------               --------        ---------------
                                            (PER SECTION II A OF    (PER SECTION II B OF       (PER SECTION      COMPANY COMMON
                                           AGREEMENT AND PLAN OF   AGREEMENT AND PLAN OF         II C OF         STOCK OWNED BY
                                           REORGANIZATION - I.E.   REORGANIZATION - I.E.        AGREEMENT         SHAREHOLDERS
                                                  HOLDERS              EXCHANGES WITH          AND PLAN OF
                                            OF DEBENTURES IN TV         INTERMEDIATE          REORGANIZATION -
                                                 HOLDINGS)        MINORITY UNITHOLDERS AND       REVERSE
                                                                            WITH                TRIANGULAR
                                                                    CONVERTIBLE SECURITY         MERGER)
                                                                          HOLDERS
                                                                      OF HOLDINGS IV)
- --------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             119,387               119,387
1994 Embrescia Family Trust F/B/O Matthew                                                        64,431                64,431
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Megan                                                          64,431                64,431
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O Amanda                                                         64,431                64,431
Embrescia, Key Trust Company of
Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     47,375                47,375
Larry S. Blum Living Trust                                                                       18,950                18,950
Jamie Kellner                                                                                   850,645               850,645
Doug Gealy                                                                                      622,873               622,873
Thomas D. Allen                                                                                 620,245               620,245
ACME Capital Partners                                                                           197,495               197,495
The Canyon Value Realization Fund                                          25,989                18,953                44,942
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 6,317                14,971
(Canyon Partners)
- --------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,831,396                923,938             6,994,666            11,750,000
- --------------------------------------------------------------------------------------------------------------------------------



                                SCHEDULE 1 - 42

                                    EXHIBIT A
        FORM OF EXCHANGE AGREEMENT BETWEEN COMPANY AND DEBENTURE HOLDERS

                                    EXHIBIT B
   FORM OF EXCHANGE AGREEMENT BETWEEN COMPANY AND CONVERTIBLE SECURITY HOLDERS

                                    EXHIBIT C
FORM OF EXCHANGE AGREEMENT BETWEEN COMPANY AND MINORITY INTERMEDIATE UNITHOLDERS

                                    EXHIBIT D
                        FORM OF REVERSE MERGER AGREEMENT

                                    EXHIBIT E

                        DEFINITION OF ACCREDITED INVESTOR

        (a) Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

               (1) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               (2) Any private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

               (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

               (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

               (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

               (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

               (8) Any entity in which all of the equity owners are accredited investors.



                                     E - 1